              STANDARD & POOR'S DEPOSITARY RECEIPTS(R) ("SPDRS")(R)
                              SPDR TRUST, SERIES 1
                            (A UNIT INVESTMENT TRUST)

                        SUPPLEMENT DATED NOVEMBER 9, 2004
                      TO PROSPECTUS DATED JANUARY 27, 2004

This Supplement dated November 9, 2004 modifies the prospectus for the SPDR
Trust, Series 1 (the "Trust") dated January 27, 2004 and all other supplements thereto.

On November 8, 2004, State Street Bank and Trust Company, as Trustee of the
Trust, declared a special dividend (the "Special Dividend") to be distributed to
Beneficial Owners of record as of November 17, 2004. The Special Dividend is being declared in light of the special dividend being paid by Microsoft
Corporation, the common shares of which are held by the Trust. The ex-date for the Special Dividend is November 15, 2004, and the payment date is December 2,
2004.

The Special Dividend was declared by the Trustee pursuant to authority granted it by an amendment, dated November 8, 2004 (the "Amendment"), to the Standard
Terms and Conditions of the Trust dated as of January 1, 2004. The Amendment expands the circumstances under which the Trustee may declare a special dividend to include circumstances where, in the Trustee's discretion, doing so would be advantageous to the Beneficial Owners of Trust units.

The Trust's next regularly scheduled dividend will be paid on January 31, 2005.